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                                                                   EXHIBIT 99(i)



                    Certification of CEO and CFO Pursuant to
                             18 U.S.C. Section 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of IBT Bancorp, Inc. (the "Registrant") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on August 5, 2002 (the "Report"), I, Dennis P. Angner, as Chief Executive Officer and Chief Financial Officer of the Registrant, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) the Report fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Dennis P. Angner
-----------------------------
Dennis P. Angner, President/Chief Executive Officer and
Chief Financial Officer

Dated: August 8, 2002